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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  December 23, 1994



                                 AUTODESK, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                      0-14338                94-2819853
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                              111 MCINNIS PARKWAY
                          SAN RAFAEL, CALIFORNIA 94903
                    (Address of principal executive offices)

                                 (415) 507-5000
              (Registrant's telephone number, including area code)



                               2320 MARINSHIP WAY
                         SAUSALITO, CALIFORNIA   94965
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

On December 23, 1994, the United States District Court for the District of Vermont awarded $25.5 million to Vermont Microsystems, Inc. in a lawsuit filed against the registrant for misappropriation of trade secrets. Attached as
Exhibit 99.1 to this Current Report on Form 8-K is the text of the registrant's press release regarding the foregoing opinion.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits
         --------

       99.1 Text of Press Release dated December 27, 1994



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:  January 6, 1995


                             AUTODESK, INC.
                             (Registrant)

                             /S/ Eric B. Herr
                             ----------------
                             Eric B. Herr
                             Vice President, Chief Financial Officer
                             (Principal Financial and Accounting Officer)

                                       2
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                               INDEX TO EXHIBITS


Exhibit
- - - - -------

99.1  Text of Press Release dated December 27, 1994